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                                                                   EXHIBIT 10.17

                   Federal Communications Commission (F.C.C.)

                                 Public Notice

              OVERSEAS COMMON CARRIER SECTION 214 APPLICATIONS AND
                        SECTION 310(B)(4) ACTIONS TAKEN

                              Report No. TEL-00024

                                 DA No. 98-2204

                           Thursday October 29, 1998


The following applications for International Section 214 certification have been granted pursuant to the Commission's streamlined processing procedures set forth in Section 63.12 of the Commission's Rules, 47 C.F.R. Section 63.12.

Unless otherwise noted, these authorizations grant the referenced applicants (1) global or limited global facilities-based authority; and/or (2) global or limited global resale authority. The general terms and conditions of such global authority are set forth in Section 63.18(e)(1) & (2) of the Commission's rules, 47 C.F.R. Section 63.18(e)(1) & (2). These authorizations also are subject to all other applicable Commission rules and policies. This Public Notice serves as each referenced carrier's Section 214 authorization. It contains general and specific conditions which are set forth below. Carriers should review carefully the general terms and conditions of their authorizations. These are set forth in detail below and in Section 63.18(e)(1) &
(2) of the rules. Failure to comply with general or specific terms and conditions of the referenced authorizations, or with other relevant Commission rules and policies, could result in fines and forfeitures.

The Commission recently amended its Part 43 and Part 63 rules that apply to U.S. international carriers in IB Docket No. 97-142, Rules and Policies on Foreign Participation in the U.S. Telecommunications Market, FCC 97-398, rel. Nov. 26, 1997, 62 Fed. Reg. 64.741 (Dec. 9, 1997); 83 Fed. Reg. 5743 (Feb. 4,
1998)(Foreign Participation Order). Carriers are advised to review the new rules, which became effective February 9, 1998. These rules are contained in Appendix C to the Foreign Participation Order and are published in the Federal Register. The Foreign Participation Order is also available as a text file at http://www.fcc.gov/Bureaus/international/Orders/fees7398.txt.

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ITC-214-19980804-00626                         TCI WIRELESS, INC.

International Telecommunications Certificate
Global Facilities-Based Service
Grant of Authority                             Date Effective: 10/23/1998

Application for authority to operate as a facilities-based carrier in accordance with the provision of Section 63.18(e)(1) of the rules.

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ITC-214-19980831-00630                         PLANT LONG DISTANCE COMPANY

International Telecommunications Certificate
Global Resale Service
Grant of Authority                             Date Effective: 10/23/1998

Application for authority to provide resale services in accordance with the provision of Section 63.18(e)(2) of the rules.

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ITC-214-19960901-00627                         COPPER VALLEY LONG DISTANCE, INC.

International Telecommunications Certificate
Global Resale Service
Grant of Authority                             Date Effective: 10/23/1998

Application for authority to provide resale service in accordance with the provision of Section 63.18(e)(2) of the rules.

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ITC-214-19980903-00619                         HERMES EUROPE RAILTEL B.V.

International Telecommunications Certificate
Limited Global Facilities-Based/Global Resale Service

Other Companies:
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HER NETWORK SERVICES B.V.B.A., HERMES EUROPE RAILTEL (IRELAND) LTD., HERMES
EUROPE RAILTEL (NETWORK) LTD. HERMES EUROPE RAILTEL (US) INC.

Grant of Authority                 Date Effective: 10/23/1998

Application for authority to operate as a facilities-based carrier in accordance with provisions of Section 63.18(e)(1) of the rules and also to provide service in accordance with the provisions of Section 63.18(e)(2) of the rules except Hungary, Poland, Czech Republic, Romania, Monaco, Russia, Ukraine, Kazakhstan, Uzbekistan, Azerbajain, China and India. Applicants also seek authority to acquire facilities on the Danika North and South Cable System (collectively known as the "Danika Cable System") between Denmark and Sweden.

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ITC-214-19980903-00621             CONSULTA AMERICA INTERNATIONAL, INC. (d/b/a
                                   CONSULTA SOLUTIONS, INC.)

International Telecommunications Certificate
Global Facilities-Based/Global Resale Service
Grant of Authority                 Date Effective: 10/23/1998

Application for authority to operate as a facilities-based carrier in accordance with the provisions of Section 63.18(e)(1) of the rules and also to provide service in accordance with the provisions of Section 63.18(e)(2) of the rules.

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ITC-214-19980903-00623             LDT NET COM INC.

International Telecommunications Certificate
Global Facilities-Based/Global Resale Service
Grant of Authority                 Date Effective: 10/23/1998

Application for authority to operate as a facilities-based carrier in accordance with the provisions of Section 63.18(e)(1) of the rules and also to provide service in accordance with the provisions of Section 63.18(e)(2) of the rules.

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ITC-214-19980903-00628             PUBLIC COMMUNICATIONS SERVICES, INC.

International Telecommunications Certificate
Global Resale Service
Grant of Authority                 Date Effective: 10/23/1998

Application for authority to provide resale services in accordance with the provision of Section 63.18(e)(2) of the rules.

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ITC-214-19980904-00620             COSMOS ENGINEERS INTERNATIONAL, INC.

International Telecommunications Certificate
Global Facilities-Based/Global Resale Service
Grant of Authority                 Date Effective: 10/23/1998

Application for authority to operate as a facilities-based carrier in accordance with the provisions of Sections 63.18(e)(1) of the rules and also to provide service in accordance with the provisions of Section 63.18(e)(2) of the rules.

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ITC-214-19980904-00622             ULTRALINE (BERMUDA) LIMITED

International Telecommunications Certificate
Global Facilities-Based/Global Resale Service
Grant of Authority                 Date Effective: 10/23/1998

Application for authority to operate as a facilities-based carrier in accordance with the provisions of Section 63.18(e)(1) of the rules and also to provide service in accordance with the provisions of Section 63.18(e)(2) of the rules.

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ITC-214-19980908-00624             COMBINED BILLING, INC. (d/b/a Loca Combined
                                   Billing)

International Telecommunications Certificate
Global Facilities-Based/Global Resale Service
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Grant of Authority                Date Effective: 10/23/1998

Application for authority to operate as a facilities-based carrier in accordance with the provisions of Section 63.18(e)(1) of the rules and also to provide service in accordance with the provisions of Section 63.18(e)(2) of the rules.

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ITC-214-19980908-00625            COMPASS TELECOMMUNICATIONS, INC.

International Telecommunications Certificate
Global Facilities-Based/Global
Resale Service
Grant of Authority                Date Effective: 10/23/1998

Application for authority to operate as a facilities-based carrier in accordance with the provisions of Section 63.18(e)(1) of the rules and also to provide service in accordance with the provisions of Section 63.18(e)(2) of the rules.

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ITC-214-19980908-00631            AMERIMEX COMMUNICATIONS CORP.

International Telecommunications Certificate
Global Resale Service
Grant of Authority                Date Effective: 10/23/1998

Application for authority to provide resale services in accordance with the provision of Section 63.18(e)(2) of the rules.

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ITC-214-19980908-00629            TRANSMISSION NETWORKS, INC. (d/b/a TRANSNET)

International Telecommunications Certificate
Global Resale Service
Grant of Authority                Date Effective: 10/23/1998

Application for authority to provide resale services in accordance with the provision of Section 63.18(e)(2) of the rules.

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ITC-214-19980909-00632            DISTRIBUTED COMMUNICATIONS CORPORATION

International Telecommunications Certificate
Global Resale Service
Grant of Authority                Date Effective: 10/23/1998

Application for authority to provide resale services in accordance with the provision of Section 63.18(e)(2) of the rules.

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ITC-ASG-19980929-00709            NEW SOUTH COMMUNICATIONS, LLC.

Assignment
Grant of Authority                Date Effective: 10/21/1998

FROM: NEW SOUTH COMMUNICATIONS, LLC.
TO: NEWSOUTH COMMUNICATIONS CORP.

Application for Consent to Pro Forma Assignment of License from NewSouth Communications, LLC to NewSouth Communications Corp.

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ITC-ASG-19981019-00727            HYPERION TELECOMMUNICATIONS INTERNATIONAL INC.
                                  (d/b/a HYPERION TELECOMMUNICATIONS)
Assignment
Grant of Authority                Date Effective: 10/28/1998

FROM: HYPERION TELECOMMUNICATIONS INTERNATIONAL, INC.
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TO: HYPERION COMMUNICATIONS INTERNATIONAL, LLC

Application for Consent to Pro Forma Assignment of License from Hyperion Telecommunications International, Inc. d/b/a Hyperion Telecommunications to Hyperion Communications International, LLC.

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ITC-T/C-19980930-00728             NETLINK USA
Transfer of Control
Grant of Authority                 Date Effective: 10/28/1998

FROM: NETLINK USA
TO: UNITED VIDEO SATELLITE GROUP, INC.

Application for Consent to Pro Forma Transfer of Control from Liberty Media Corporation to United Video Satellite Group, Inc.

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ITC-T/C-19981008-00717             AXISTEL INTERNATIONAL, INC.
Transfer of Control
Grant of Authority                 Date Effective: 10/27/1998

FROM: AXISTEL INTERNATIONAL, INC.
TO: AXISTEL COMMUNICATIONS, INC.

Application for Consent to Pro Forma Transfer of Control from Axistel International, Inc. to Axistel Communications, Inc.

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GENERAL CONDITIONS OF AUTHORIZATION

(1) These authorizations are subject to the International Bureau's Exclusion List that identifies restrictions on providing service to particular countries or using particular facilities. The most recent Exclusion List is attached to this Public Notice. The list applies to all U.S. International carriers. Including those that have previously received global or limited global Section 214 authority, whether by streamlined grant or specific written order. Carriers are advised that the attached Exclusion List is subject to amendment at any time pursuant to the procedures set forth in streamlining the International Section 214 Authorization Process and Tariff Requirements, 18 Docket No. 95-118, 11 FCC Rcd 12884 (1996), para. 18. A copy of most current Exclusion List will be maintained in the International Bureau's Reference Center and will be available at http://www.fcc.gov/lb/td/pf/exclusionlist.html. It also will be attached to each Public Notice that grants International Section 214 authority.

(2) The export of telecommunications services and related payments to countries that are subject to economic sanctions may be restricted. For information concerning current restrictions, call the Office of Foreign Assets Control, U.S. Department of the Treasury, (202) 622-2520.

(3) Carriers shall comply with the requirements of Section 63.11 of the Commission's rules, which requires notification by, and in certain circumstances prior approval for, U.S. carriers acquiring an affiliation with foreign carriers. A carrier that acquires an affiliation with a foreign carrier will be subject to possible reclassification as a dominant carrier on an affiliated route pursuant to the provisions of Section 63.10 of the rules.

(4) Carriers shall file with the Commission a copy of all operating agreements entered into with their foreign correspondents and all amendments within thirty
(30) days of their execution, and shall otherwise comply with the filing requirements contained in Sections 43.51, 64.1001 and 64.1002 of the Commission's Rules, 47 C.F.R. Sections 43.51, 64.1001, 64.1002. In addition, any carrier interconnecting private lines to the U.S. public switched network at its switch, including any switch in which the carrier obtains capacity either through lease or otherwise, shall file annually with the Chief, International Bureau, a certified statement containing, on a country-specific basis, the number and type (e.g. 64 kbps circuits) of private lines interconnected in such manner. The Commission will treat the country of origin information as confidential. Carriers need not file their contracts for interconnection unless the Commission specifically requests. Carriers shall file their annual report on February 1 (covering international private lines interconnected during the preceding January 1 to December 31 period) of each year. International private lines to countries for which the Commission has authorized the provision of switched basic services over private lines at any time during a particular reporting period are exempt from this requirement. See 47 C.F.R.43.51 (d).

(5) Carriers authorized to provide private line service either on a facilities or resale basis are limited to the provision of such private line service only between the United States and those foreign points covered by their referenced applications for Section 214 authority. In addition, the carriers may not - and their tariffs must state that their customers may not - connect their private lines to the public switched network at either the U.S. or foreign end, or both, for the provision of international switched basic services, unless the Commission has authorized the provision of switched services over private lines to the particular country at the foreign end of the private line. See 47 C.F.R.

Section 63.18(e)(2)(ii)(C), (e)(3)-(4); 63.21(a). This restriction is subject to an exception for facilities-based private lines as set forth in 47 C.F.R.
Section 63.18(e)(4)(ii)(B). See generally international Settlement Rates, IB Docket No. 96-261, Report and Order, FCC 97-280 (rel. Aug. 18, 1997), paragraphs 242-259.

(6) The Commission has authorized the provision of switched basic services via facilities-based or resold private lines between the United States and the following countries: Sweden, Canada, New Zealand, the United Kingdom, Australia, The Netherlands, Luxembourg, Norway, Denmark, France, Germany, Belgium, Austria, Switzerland, Japan, and Italy.

(7) Carriers may engage in "switched hubbing" to countries for which the Commission has not authorized the provision of switched basic services over private lines consistent with Section 63.17(b) of the rules.

(8) Carriers may provide U.S. inbound or outbound switched basic service via their authorized private lines extending between or among the United States, Sweden, New Zealand, the United Kingdom, Australia, The Netherlands, Luxembourg, Norway, Denmark, France, Germany, Belgium, Austria, Switzerland, Japan, and Italy.

(9) Carriers shall comply with the "No Special Concessions" rule, Section 63.14, 47 C.F.R. 63.14.

(10) Carriers shall file a tariff pursuant to Section 203 of the Communications Act of 1934, as amended, 47 U.S.C. Section 203, and Part 61 of the Commission's Rules, 47 C.F.R. Part 61, for their authorized services.

(11) Carriers shall file the annual reports of overseas telecommunications traffic required by Section 43.61(a). Carriers shall also file the quarterly reports required by Section 43.61 in the circumstances specified in paragraphs
(b) and (c) of that Section.

(12) Carriers shall file annual reports of circuit status and/or circuit additions in accordance with the requirements set forth in Rules for Filing or International Circuit Status Reports, CC Docket No. 93-157, Report and Order, 10 FCC Red 8605 (1995). See 47 C.F.R. 43.82 & 63.15(b). These requirements apply to facilities-based carriers and private One resellers, respectively.

(13) Carriers should consult Sec. 63.19 of the rules when contemplating a discontinuance, reduction or impairment of service. Further, the grant of these applications shall not be construed to include authorization for the transmission of money in connection with the services the applicants have been given authority to provide. The transmission of money is not considered to be a common carrier service.

(14) If any carrier is reselling service obtained pursuant to a contract with another carrier, that contract or a contract summary shall be filed publicly by the underlying carrier in accordance with Section 203 of the Communications Act, 47 U.S.C. _203, and Competition in the Interstate Interexchange Marketplace, 8 FCC Red 5880, 5902 (1991). In addition, the services obtained by contract shall be made generally available by the underlying carrier to similarly situated customers at the same terms, conditions and rates.

(15) To the extent that any of the above-listed applicants intends to provide international call-back services through the use of uncompleted call signaling, its authorization to resell international switched voice and/or date services to provide these services is expressly subject to the conditions listed in VIA USA Ltd., et al., 9 FCC Red 2288 (1994), on recon., 10 FCC Red 9540 (1995).

(16) To the extent the applicant is, or is affiliated with, an incumbent independent local exchange carrier, as those terms are defined in Section
64.1902 of the rules, it shall provide the authorized services in compliance with the requirements of Section 64.1903. See Regulatory Treatment of LEC Provision of Interexchange Services Originating in the LEC's Local Exchange Area and Policy and Rules Concerning the Interstate, Interexchange Marketplace, Second Report and Order in CC Docket No. 96-149 and Third Report and Order in CC Docket No. 98-61, FCC 97-142 (released April 18, 1997), recon., 12 FCC Red 6730.

(17) Any carrier authorized here to provide facilities-based service between the United States and markets served by a foreign carrier with which it has an affiliation may provide U.S. facilities-based service between the United States and such market only if the affiliated foreign carrier has negotiated a settlement ratio for its settled traffic with U.S. international carriers that is in effect and is at or below the relevant benchmark settlement rate adopted in International Settlement Rates, IB Docket No. 96-261, Report and Order, FCC 97-280 (rel. Aug. 18, 1997) (Benchmarks Order). See also Benchmarks Order at paragraphs 224-227. For the purposes of this condition, "affiliation" and "foreign carrier" are defined in Section 63.18(h)(1)(i) and (ii), respectively.

Petitions for reconsideration under Section 1.108 or applications for review under Section 1.115 of the Commission's Rules in regard to the grant of any of these applications may be filed within thirty (30) days of this public notice (see Section 1.4(b)(2)).

For additional information concerning this matter, please contact the International Bureau Public Reference Center at (202) 418-1492 or (202) 418-1493.

Exclusion List for International Section 214 Authorizations

- Last Amended May 11, 1998 -
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The following is a list of countries and facilities not covered by grant of global Section 214 authority under Section 63.18(e)(1) of the Commission's Rules, 47 C.F.R. Section 63.18(e)(1). In addition, the facilities listed shall not be used by U.S. carriers authorized under Section 63.01 of the Commission's Rules, unless the carrier's Section 214 authorization specifically lists the facility. Carriers desiring to serve countries or use facilities listed as excluded hereon shall file a separate Section 214 application pursuant to
Section 63.18(e)(6) of the Commission's Rules.


Countries

Cuba (applications for service to this country shall comply with the separate filing requirements of the Commission's Public Notice Report No. I-6831, dated July 27, 1993, "FCC to Accept Applications for Service to Cuba.")


Facilities

All non-U.S. licensed cable and satellite systems except the following foreign cable systems:


Aden-Djibout
APC
APCN
APHRODITE 2
ARIANNE 2
ASEAN
B-M-P
Brunei-Singapore
CADMOS
CANTAT-3
CARAC
CELTIC
China-Japan
CIOS
Denmark-Russia 1
ECFS
EMOS-1
EURAFRICA
FLAG
Germany-Denmark 1
Germany-Sweden No. 4
Germany-Sweden No. 5
H-J-K
HERMES
HONTAI-2
ITUR
KATTEGAT-1
Kuantan-Kota Kinabalu
LATVIA-SWEDEN
Malaysia-Thailand
Marsallie/Palermo Link
MAT-2
ODIN
PENCAN-6
R-J-K
RIOJA
SAT-2
SEA-ME-WE 2
SEA-ME-WE 3
T-V-H
Sweden-Finland
TAGIDE 2
TASMAN 2
UGARIT
UK-BEL 6
UK-Denmark 4
UK-Germany 5
UK-Germany 6
UK-Netherlands 12
UK-Netherlands 14
UK-Spain 4
Ulysses
UNISUR

This list is subject to change by the Commission when the public interest requires. Before amending the list, the Commission will first issue a public notice giving affected parties the opportunity for comment and hearing on the
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proposed changes.  The Commission will then release an order amending the exclusion list. This list also is subject to change upon issuance of an Executive Order. See Streamlining the Section 214 Authorization Process and Tariff Requirements, 11 FCC Rcd, 12884.

For additional information, contact the international Bureau's
Telecommunications Division, Policy & Facilities Branch, (202) 418-1450.